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                     FOR MSTGS OFFICIAL USE ONLY:     DATE RECEIVED:
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MSTG SOLUTIONS                                  CORPORATE FORMALITIES ORDER FORM
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          3111 NORTH TUSTIN STREET, SUITE 280, ORANGE, CALIFORNIA 92865
                 Telephone: 714-279-2980 Facsimile: 714-282-0035
               E-Mail: repsupport@mstgs.com Website: www.mstgs.com

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                          REQUIRED CUSTOMER INFORMATION
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Last Name:                    Middle Initial:          First Name:
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Company:                               Street Address:
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City:                State:       Zip/Postal Code:         Country:
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Telephone No.:              Fax No.:              E-Mail Address:
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           INDEPENDENT REPRESENTATIVE INFORMATION - SERVICES SOLD BY:
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First Name:       Last Name:       Representative I.D. No:     Phone No.:
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                                SERVICES INCLUDE:
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     o    Application to the IRS for EIN Number (IRS Form SS-4)
     o    Custom  By-Laws  and  Annual   Meetings  of  Board  of  Directors  and
          Stockholders
     o    Application for S-Corporation Election (IRS Form 2553), if applicable
     o    Initial  Minutes  with Waiver of Board of Directors  and  Stockholders
          Meeting
     o    Stock Certificates and updated Stock Transfer Ledger
     o Initial List of Officers, Directors and Resident Agent (filing fee not included)
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REQUIRED INFORMATION: (*note: The officers' social security numbers are NOT required for Nevada corporations)

PRESIDENT: ___________________________________    Social Security #: ___-__-____

Street Address ____________________  City ______________  State ___  Zip _______

TREASURER: ___________________________________    Social Security #: ___-__-____

Street Address ____________________  City ______________  State ___  Zip _______

SECRETARY: ___________________________________    Social Security #: ___-__-____

Street Address ____________________  City ______________  State ___  Zip _______

ADDITIONAL OFFICER: __________________________    Social Security #: ___-__-____

Street Address ____________________  City ______________  State ___  Zip _______

Principal Activity of Business: ________________________________________________

Closing Month of Accounting Year: ______________________________________________

Date Business Started: _________________________________________________________

Maximum No. of Employees Expected This Year: ___________________________________

First Date Wages Will be Paid (if any): ________________________________________

IS THIS FORM BEING SUBMITTED WITH THE "AUTHORIZATION TO FORM CORPORATION"?
                                                 (please circle)      YES  /  NO

     IF YES, PLEASE LEAVE THE METHOD OF PAYMENT PORTION OF THIS FORM BLANK.

     IF NO, PLEASE FILL OUT THE METHOD OF PAYMENT INFORMATION BELOW:

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                       CORPORATE FORMALITIES FEE: $100.00
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METHOD OF PAYMENT (please check one)
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___ CHECK or MONEY ORDER
    (please make payable to MSTG SOLUTIONS, INC.)
___ CREDIT CARD (please check one)
     ___ VISA
     ___ MASTERCARD
     ___ AMERICAN EXPRESS
     ___ DISCOVER

        CREDIT CARD INFORMATION                CREDIT CARD IMPRINT SPACE
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Credit Card Number:        Expiration Date:    Billing Telephone Number:
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Name on Credit Card:                   Exact Billing Address:
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City:                State:       Zip/Postal Code:         Country:
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I hereby accept these terms and  conditions and authorize my bank account (debit card) or credit card to be charged for the an amount no greater  than the amount
indicated  above.   "Corporae   Formalities"  services  are  non-refundable.   I
acknowledge that by completing this form, I hereby waive my three-day right of rescission, if applicable.


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PRINT NAME                    ACCOUNT HOLDER SIGNATURE              DATE

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